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                                                                    Exhibit 10.1


                           DAYTON SUPERIOR CORPORATION

                         DIRECTORS' ACTION BY UNANIMOUS
                         WRITTEN CONSENT WITHOUT MEETING

         The undersigned, constituting all of the directors of DAYTON SUPERIOR CORPORATION, an Ohio corporation (the "Corporation"), do hereby adopt the following resolutions by unanimous written consent without meeting, as permitted by Section 1701.54 of the Ohio Revised Code:

         The following resolution is hereby adopted:

         WHEREAS, the Corporation adopted the 2000 Stock Option Plan of Dayton Superior Corporation (the "Plan") effective as of June 16, 2000;

         WHEREAS, the Corporation now desires to amend the Plan in certain respects, effective as of June 16, 2000; and

         WHEREAS, under Section 8.2 of the Plan, the Corporation has retained the right to amend the Plan;

         NOW, THEREFORE, BE IT RESOLVED that the First Amendment to the Plan, as set forth on Exhibit A hereto (the "First Amendment") be, and hereby is, adopted and approved in all respects;

         IT IS FURTHER RESOLVED, that except as specifically provided in the First Amendment, the Plan shall remain full force and effect; and

         IT IS FURTHER RESOLVED that any authorized officer of the Corporation be, and each hereby is, authorized, empowered and directed to negotiate the form, terms, and provisions of and to execute, adopt, deliver and perform any and all agreements, amendments to agreements, applications, certificates, instruments, consents, acknowledgements and other documents contemplated by or related to the Plan and to take such other action or actions as he, she or they deem necessary, appropriate advisable or desirable to carry out the intent of the foregoing resolution, and any action or actions taken by such authorized officer or officers in furtherance of these objectives are hereby authorized, confirmed, ratified or approved.

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         IN WITNESS WHEREOF, the undersigned have executed this instrument as of the 16th day of June, 2000.
                                                   /s/ John A. Ciccarelli
                                                   -----------------------------
                                                   JOHN A. CICCARELLI

                                                   /s/ Stephen Berger
                                                   -----------------------------
                                                   STEPHEN BERGER

                                                   /s/ Joshua C. Cascade
                                                   -----------------------------
                                                   JOSHUA C. CASCADE

                                                   /s/ William F. Hopkins
                                                   -----------------------------
                                                   WILLIAM F. HOPKINS

                                                   /s/ Douglas W. Rotatori
                                                   -----------------------------
                                                   DOUGLAS W. ROTATORI



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                                                                       EXHIBIT A

                  FIRST AMENDMENT TO THE 2000 STOCK OPTION PLAN
                         OF DAYTON SUPERIOR CORPORATION

         WHEREAS, DAYTON SUPERIOR CORPORATION, an Ohio corporation (the "Company"), has established and maintains the 2000 Stock Option Plan of Dayton Superior Corporation (the "Plan") for the benefit of its eligible employees and consultants;

         WHEREAS, the Company desires to amend the Plan in certain respects;

         NOW, THEREFORE, BE IT RESOLVED that, pursuant to the power and authority reserved to the Board of Directors of the Company by Section 8.2 of the Plan, the Plan is hereby amended effective as of June 16, 2000 by amending
Section 7.1 of the Plan to read in its entirety as follows:

         "7.1     COMPENSATION COMMITTEE.

                  Prior to an Initial Public Offering, the Compensation Committee (whose members shall initially include William F. Hopkins, as Chairman, Stephen Berger, Douglas W. Rotatori and Joshua C. Cascade) shall administer the Plan. Following such Initial Public Offering, if any, the full Board shall administer the Plan unless and until there is appointed a Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) that shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board in its sole discretion."

         IN WITNESS WHEREOF, the Company has caused these presents to be executed by its duly authorized officer on this 16th day of April, 2001.

                                            DAYTON SUPERIOR CORPORATION


                                            /s/ John A. Ciccarelli
                                            By: John A. Ciccarelli
                                                --------------------------------
                                            Its: Chairman, President and Chief
                                                 Executive Officer
                                                 -------------------------------